UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

UNITED AIRLINES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 24, 2021, the board of directors (the "Board") of United Airlines Holdings, Inc. (the "Company") increased the size of the Board from 13 directors to 14 directors and elected Laysha Ward to fill the newly-created directorship, effective immediately. As of the date hereof, the Board has not determined any committee appointments for Ms. Ward.
Ms. Ward will be compensated for her service on the Board in the same manner as the Company's other non-employee directors elected by the holders of the Company’s common stock. For a description of the Company's director compensation programs, see "2019 Director Compensation" in the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders held on May 20, 2020 filed with the Securities and Exchange Commission on April 9, 2020. Ms. Ward is not (a) a party to any arrangement or understanding with any person pursuant to which she was elected a Company director or (b) a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Ward will stand for re-election at the Company's 2021 Annual Meeting of Stockholders.
Item 7.01.    Regulation FD Disclosure.
On February 24, 2021, the Company issued a press release regarding Ms. Ward's appointment to the Board. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release issued by United Airlines Holdings, Inc. dated February 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Robert S. Rivkin
Name:	Robert S. Rivkin
Title:	Senior Vice President and General Counsel

Date: February 24, 2021

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